UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2008
POPULAR, INC.
(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	000-13818	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 MUNOZ RIVERA AVENUE
HATO REY, PUERTO RICO	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 21, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Popular, Inc. (the “Corporation”) approved the key terms of the Corporation’s 2008 annual short and long-term incentive awards for its named executive officers listed below (the “Executive Officers”), which are granted pursuant to the Corporation’s 2004 Omnibus Incentive Plan (the “Plan”). Set forth below is a brief description of the terms of the 2008 incentive awards. Previously, the Committee had also approved revised base salaries for 2008 for the Executive Officers.
Incentive Awards
For each Executive Officer, the Corporation’s incentive awards consist of the following:
          • Short-term cash incentive awards;
          • Long-term incentive restricted stock awards; and
          • Long-term incentive performance shares awards.
Short-term Cash Incentive Awards
The short-term cash incentive award provides Executive Officers with the opportunity to earn annual cash bonuses based on the achievement of certain pre-established goals. Each Executive Officer is entitled to a cash award equal to a percentage of the executive’s 2008 base salary (“Eligible Earnings”). The cash incentive award may vary from zero to 140% of Eligible Earnings (150% for the CEO) based on the level of achievement of targets determined by the Committee for each of the following components:
          • Financial performance of the Corporation as a whole;
          • Financial performance of the individual business circles to which the Executive Officer pertains (except for the CEO); and
          • Individual performance component related to strategic and personal goals of the Executive Officer.
The financial performance components are based on actual after-tax net income for 2008 (excluding the effect of extraordinary items, unusual or nonrecurring) (“Net Income”) for the Corporation and the business circles compared to the budget of the Corporation and the different business circles. Under the individual performance component, the Committee may grant between zero and 20% (zero and 15% for the CEO) of the Executive Officer’s Eligible Earnings based on the executive’s achievement of strategic and personal goals.
Long-term Incentive Restricted Stock Awards
Each Executive Officer is entitled to receive an amount of restricted stock equal to a percentage of the executive’s Eligible Earnings. The award of restricted stock award may vary from zero to 65% of Eligible Earnings (zero to 125% for the CEO) based on the level of achievement of the Corporation’s Net Income for 2008 compared with the budget for the Corporation. It shall be paid in shares of the Corporation’s common stock purchased on the open market. The shares of restricted stock awarded to the Executive Officer may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Executive Officer during the restricted period, except as may be provided for by the Plan.
Long-term Incentive Performance Shares Awards
Each Executive Officer is entitled to receive a number of shares of the Corporation’s common stock based on the Corporation’s average return on equity for the years 2008, 2009 and 2010. The actual number of shares earned will be determined and paid at the end of the 2008-2010 performance cycle and may vary from zero to 200% of the target number of shares depending on the Corporation’s average return on equity results versus a threshold return during that period.
The target long-term incentive performance shares award for Executive Officers is the number of shares of the Corporation’s common stock corresponding to 50% of base pay in effect on December 31, 2007 (100% for the CEO), divided by the closing share price of $11.83 for the Corporation’s common stock on the date of approval by the Committee (February 21, 2008).
The target performance shares granted to Executive Officers on February 21, 2008 for the 2008-2010 performance cycle were:

Target Performance Shares
Richard L. Carrion	62,688
David H. Chafey Jr.	29,480
Roberto R. Herencia	20,710
Felix M. Villamil	12,426
Jorge A. Junquera	22,781
Amilcar L. Jordan	12,426
Brunilda Santos de Alvarez	12,426
Eduardo Negron	10,566
Tere Loubriel	13,462
Summary Table of Target Short-Term and Long-Term Incentive Awards
The following table shows the percentage of Eligible Earnings (in the case of performance shares, a percentage of base pay is converted to a target number of shares) that each Executive Officer would receive under the short and long-term incentive awards if the performance for the Corporation and each of the business circles equals 100% of the respective performance targets established by the Committee, as well as the maximum possible amount for the achievement of individual goals. As noted above, the actual percentage may vary to the extent that actual financial performance exceeds or is below the Executive Officer’s performance target. If actual Net Income is 90% or less of budget, no corporate or business circle performance incentive is payable.

2008 Target Short-Term and Long-Term Incentive Awards

	Richard L. Carrion	Other Executive
	CEO	Officers (*)
Short-Term Incentive
Corporate Net Income	85%	40%
Business Circle Net Income		40%
Individual Performance	15%	20%

Total	100%	100%

Long-Term Incentive
Restricted Stock	100%	50%
Performance Shares	100%	50%

Total	200%	100%

*
Business Circle Leaders:
David H. Chafey Jr.	Senior Executive Vice President, Banco Popular de Puerto Rico Circle
Roberto R. Herencia	Executive Vice President, Popular North America Circle
Felix M. Villamil	Executive Vice President, Processing Circle

Corporate Group Leaders:
Jorge A. Junquera	Senior Executive Vice President & CFO
Amilcar L. Jordan	Executive Vice President, Risk Management
Brunilda Santos de Álvarez	Executive Vice President & Chief Legal Officer
Eduardo Negron	Executive Vice President, People & Communications (upon effectiveness of his appointment on April 1, 2008)
Tere Loubriel	Executive Vice President, People, Communications and Planning (received only performance shares grant due to her pending retirement on March 31, 2008)
For Corporate Group Leaders, the business circles component will be based on the weighted average net income of the business circles, adjusted for corporate-level results and eliminations.
The 2008 target Net Income and return on equity performance goals will be determined by the Committee and communicated to the Executive Officers by March 31, 2008. Such performance goals may be revised by the Committee during the year.

Base Salary Increases
In January 2008, the Committee reviewed the 2008 base salaries for the Executive Officers and established increases for all Executive Officers other than the CEO, as shown in table below. In addition, a base pay of $325,000 was approved for Mr. Negron, who will replace Ms. Loubriel as Executive Vice President for People & Communications on April 1, 2008.

	Base Salary ($)
	2008	2007
Richard L. Carrion	$741,600	$741,600
Jorge A. Junquera	565,950	539,000
David H. Chafey Jr.	767,250	697,000
Roberto R. Herencia	514,500	490,000
Felix M. Villamil	400,000	294,000
Amilcar L. Jordan	400,000	294,000
Tere Loubriel (a)	318,500	318,500
Brunilda Santos de Alvarez	400,000	294,000
Eduardo Negron (b)	325,000	250,000

(a)	Ms. Loubriel is retiring on March 31, 2008.

(b)	Mr. Negron will become an Executive Officer on April 1, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)
Date: February 27, 2008	By:	/s/ Ileana Gonzalez
Ileana Gonzalez
Senior Vice President and Comptroller